UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:
                                February 19, 2003
                    Amending Form 8-K filed February 18, 2003
              (Date of earliest event reported: February 17, 2003)

                           KNOWLEDGE FOUNDATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-98049
                            (Commission File Number)

                                   88-0418749
                        (IRS Employer Identification No.)

                   7852 Colgate Avenue, Westminster, CA  92683
               (Address of principal executive offices) (Zip Code)

                                 (949) 857-1133
                         (Registrant's telephone number)

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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     The Registrant previously reported, on Form 8-K filed February 17, 2003, the dismissal of Registrant's independent auditor, Corbin & Wertz ("C&W"), effective February 17, 2003. Please see Item 7 below for a copy of the agreement letter required by Item 304(a)(3) of Regulation S-B.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

99.1 Letter from Corbin & Wertz to the Securities and Exchange Commission, dated February 17, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 19, 2003.

Knowledge  Foundations,  Inc.,  a  Delaware  corporation

By:  /s/  Michael  Dochterman

Michael  Dochterman,
President,  CEO  and  Director